UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Information.

Exebacase development update

ContraFect Corporation (the “Company”) has supported an investigator initiated study of exebacase in a study of arthroscopic debridement and implant retention (“DAIR”) with local administration of exebacase (lysin CF-301) in elderly patients for relapsing multidrug-resistant Staphylococcal prosthetic knee infection. The Company believes exebacase has the potential to be used as salvage therapy during arthroscopic DAIR in patients with relapsing Staphylococcal prosthetic joint infection to improve the efficacy of suppressive antibiotics and to avoid considerable loss of function. The Company expects to continue this study in the first quarter of 2020.

The Company has filed an application with Biomedical Advanced Research and Development Authority (BARDA) under its Broad Agency Announcement BAA-18-100-SOL-00003 Amendment 10, dated October 15, 2019, to develop exebacase and additional portfolio programs as non-traditional antibacterial therapeutics that treat or prevent resistant infections. The Company may be able to advance the application to the subsequent stage of the process by the second quarter of 2020.

Gram-negative lysin program update

The Company believes it will be able to select an IND candidate, targeting Pseudomonas aeruginosa, from its gram-negative lysin program to initiate IND-enabling activities to progress the product candidate to an IND filing. The potential therapeutic indication(s) will be determined as clinical development progresses.

CF-296 program update

As previously disclosed, the Company has engineered a lysin variant of exebacase which it believes may suitable for the potential treatment of the most challenging invasive infections caused by Staph aureus including biofilm-related infections in prosthetic joints and indwelling devices and osteomyelitis. The Company recently began IND-enabling activities to progress CF-296 to an IND filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Contrafect Pipeline Chart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: December 9, 2019	By:	/s/ Michael Messinger
Name: Michael Messinger Title: Chief Financial Officer